UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒            Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12
FNCB Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Statement 2022

FNCB Bancorp, Inc.

Moving ahead. Together.

Louis A. DeNaples Chairman Gerard A. Champi President and Chief Executive Officer Please join us for our Annual Meeting of Shareholders May 11, 2022
Message from our Chairman and our President and Chief Executive Officer

April 4, 2022

Dear Shareholders:
During 2021 we continued to navigate through the unprecedented and challenging times brought on by the COVID‐19 pandemic. We sincerely hope that you and your loved ones have remained safe and healthy over the past year.
The many obstacles presented over the course of 2021 brought clarity to what it truly means to be a community bank, and being there to provide stability, direction and assistance to our customers, neighbors and friends. We are extremely proud of our entire FNCB team. It is through their commitment to FNCB’s mission that we achieved many accomplishments this past year.

2021 Highlights
▪ Exceptional earnings performance. Net income reached $21.4 million, or $1.06 per share, in 2021, an increase of 39.3% from $15.3 million, or $0.76 per share, in 2020, as we were able to grow interest income, further reduce funding costs and lower the provision for loan and lease losses.
▪ Strong balance sheet growth. Driven by solid growth in earning assets, total assets increased $198.6 million, or 13.6%, to $1.664 billion at December 31, 2021 from $1.465 billion at December 31, 2020. Earning assets totaled $1.591 billion at December 31, 2021, up $202.2 million, or 14.6%, since December 31, 2020. In addition, total deposits increased $167.6 million, or 13.0%, to $1.455 billion at December 31, 2021, including growth in non‐interest‐bearing deposits of $48.6 million, or 17.9%.
▪ Asset quality improvement. During the first year of the pandemic, FNCB assisted customers impacted by the pandemic by providing payment deferral and other accommodations to help them through difficult times. In 2021, we are happy to say that all customers receiving accommodations have successfully returned to normal payment terms and FNCB’s asset quality continued to improve including a 30.8% decrease in non‐performing loans and a 40.0% reduction in loan delinquencies.
▪ Provided superior customer service. The FNCB team once again answered the call in 2021 by assisting customers through a second round of Payment Protection Program (“PPP”) funding. During 2021, we originated 679 loans that provided customers with a total of $76.3 million in additional funding under the PPP. Additionally, we continued to guide customers through the forgiveness process and received $130.3 million from the SBA on forgiven loans.

▪ Expanded product offerings. In the fourth quarter of 2021, we launched 1st Equipment Finance and expanded our line of commercial credit offerings to include indirect equipment financing including simple interest loans and direct finance and municipal leases. Through this new offering, we believe we will be able to help many small business owners achieve their goals.
▪ Broadened community outreach. FNCB Bank’s Charitable Foundation provides support to many not‐for‐profit organizations with the focus on improving education, providing the economic opportunities to those in need and enhancing cultural and economic development across northeastern Pennsylvania. In 2021, we increased our giving through the Foundation nearly 30%.
We believe these accomplishments puts us in a strong position as we enter 2022. We stand ready to serve our customers and our entire FNCB team remains focused on our mission to make your banking experience simply better. Let’s move ahead, together.
We would like to invite you to attend the 2022 Annual Meeting of Shareholders that will be held virtually on May 11, 2022. We ask you to please read the attached proxy statement carefully and vote promptly to ensure your shares are represented at the Annual Meeting. Instructions on how to attend the 2022 Annual Meeting and vote your shares are included in this proxy statement.
Thank you for your continued support. We look forward to having you attend the virtual annual meeting and are sincerely grateful for your commitment to FNCB Bancorp, Inc.

Sincerely,

Louis A. DeNaples Chairman	Gerard A. Champi President and Chief Executive Officer

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

FNCB BANCORP, INC.
102 East Drinker Street
Dunmore, Pennsylvania 18512

Items of Business
1. To elect the three Class C director nominees named in the proxy statement for three-year terms expiring at the 2025 annual meeting of shareholders
2. To approve the compensation of the named executive officers by a nonbinding advisory vote
3. To ratify the Audit Committee’s selection of Baker Tilly US, LLP as FNCB’s independent registered public accounting firm for the year ending December 31, 2022
4. To transact such other business that may properly come before the meeting or any adjournment of the meeting
Record Date
You can vote if you are a shareholder of record as of the close of business on March 23, 2022.
The Annual Meeting of Shareholders will be held in a virtual meeting format only, via live webcast at www.virtualshareholdermeeting.com/FNCB2022. To attend and be able to vote and ask questions during the Annual Meeting, you must enter the 16-digit control number found on your proxy card.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 11, 2022. You may obtain a copy of this Proxy Statement and FNCB's Annual Report on Form 10-K including the financial statements and exhibits for the 2021 fiscal year at no cost on our website at investors.fncb.com, or upon written request to the Secretary of FNCB at FNCB Bancorp, Inc., 102 E. Drinker Street, Dunmore, PA 18512, Attention: Secretary.

Please see page 1 for additional details.
Louis A. DeNaples, Chairman Dunmore, Pennsylvania April 4, 2022

Date and Time Wednesday, May 11, 2022 9:00 a.m. Eastern Daylight Time
Where Via live webcast at www.virtualshareholdermeeting.com/FNCB2022
Your vote is important
Please carefully review the proxy materials and follow the instructions below to cast your vote as soon as possible in advance of the meeting.
We anticipate that the Notice Regarding the Availability of Proxy Materials will be mailed to shareholders beginning on or about April 4, 2022.
VOTE ONLINE Go to www.proxyvote.com and follow the instructions.

VOTE BY PHONE
If your shares are held in the name of a broker, bank or other nominee: follow the telephone voting instructions, if any, provided on your voting instruction card. If your shares are registered in your name: call 1-800-690-6903 and follow the telephone voting instructions. You will need the control number that appears on your proxy.

VOTE BY MAIL Sign, date and return your proxy card in the postage-paid envelope.
VOTE DURING THE MEETING Attend the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/FNCB2022. See page 1 for instructions on how to attend.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

FNCB Bancorp, Inc.
102 E. Drinker Street
Dunmore, PA 18512
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS,
to be held on May 11, 2022
Q:	Why am I receiving these materials?
A:
We have sent you these proxy materials because the Board of Directors of FNCB Bancorp, Inc. (“FNCB”) is soliciting your proxy to vote at the 2022 Annual Meeting of Shareholders (the “Annual Meeting”), including at any adjournment or postponement of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. The Annual Meeting will be held virtually on May 11, 2022 at 9:00 a.m., Eastern Daylight Time. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FNCB2022, where you will be able to listen to the meeting live, vote online and answer questions. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.

We intend to mail these proxy materials on or about April 4, 2022 to all shareholders of record entitled to vote at the Annual Meeting.
Q:	Who is paying for this proxy solicitation?
A:
FNCB will pay for the entire cost of soliciting proxies. In addition to these proxy materials, FNCB’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, dealers or other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	What are the solicitation expenses?
A:
FNCB has retained Broadridge Financial Solutions, Inc. of Lake Success, New York to assist in the distribution of proxy materials and solicitation of votes, and a representative from American Election Services, LLC will act as the Judge of Election. The estimated fee to provide these services is $15,000 plus out-of-pocket expenses.

Q:	Why are we holding a virtual Annual Meeting?
A:
A virtual format for our Annual Meeting will be conducted via live audio webcast and online shareholder tools. We believe a virtual format supports the health and well-being of our employees, advisors and shareholders, and helps to facilitate shareholder attendance by enabling shareholders to attend from any location without person-to-person contact, at no cost (other than any costs associated with your internet access, such as usage charges from internet access providers and telephone companies). A virtual Annual Meeting makes it possible for more shareholders (regardless of size, resources, or physical location) to have direct access to information more quickly, while saving FNCB and our shareholders time and money.

Q:	How do I attend the Annual Meeting?
A:	The meeting will be held online on Wednesday May 11, 2022 at 9:00 a.m. Eastern Daylight Time. You will be able to attend and participate in the Annual Meeting online by visiting
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 1

www.virtualshareholdermeeting.com/FNCB2022, where you will be able to listen to the meeting live, vote and ask questions. You will not be able to attend the Annual Meeting in person. Information on how to vote at the Annual Meeting is discussed below. The Annual Meeting webcast will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the webcast prior to the start time. Online check-in will begin at 8:45 a.m. Eastern Daylight Time, and you should allow ample time for the check-in procedures.
Q:	What do I need to be able to participate in the virtual Annual Meeting?
A:
You will need the 16-digit control number included on your proxy card to be able to vote your shares during the Annual Meeting. Instructions on how to connect to the Annual Meeting and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/FNCB2022. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares.

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting login page.
Q:	Who can vote at the Annual Meeting?
A:
Only those shareholders of record at the close of business on March 23, 2022, the Record Date, will be entitled to vote. As of March 23, 2022, there were 19,765,607 shares of FNCB’s common stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name
If, on March 23, 2022, your shares were registered directly in your name with FNCB’s transfer agent, Broadridge Financial Solutions, Inc., then you are a shareholder of record. As a shareholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted. If you submit your proxy telephonically or over the internet, you must do so no later than 11:59 p.m. Eastern Daylight Time on May 10, 2022. Shareholders who attend the virtual Annual Meeting should follow the voting instructions at www.virtualshareholdermeeting.com/FNCB2022 to vote online during the Annual Meeting.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on March 23, 2022, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:	What does it mean if I receive more than one proxy?
A:
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Q:	What am I voting on?
A:	There are three matters scheduled for a vote:
•	Proposal 1: Election of the three Class C directors named herein for the three-year terms expiring at the 2025 annual meeting of shareholders;
2

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING (CONT.)
•	Proposal 2: A non-binding vote regarding the compensation of FNCB’s named executive officers; and
•	Proposal 3: Ratification of the appointment of Baker Tilly US, LLP as FNCB’s independent registered public accounting firm for the year ending December 31, 2022.
Q:	What if another matter is properly brought before the Annual Meeting?
A:
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:	How do I vote?
A:
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for all nominees or any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote online even if you have already voted by proxy.
•
VOTE ONLINE AT THE ANNUAL MEETING: To vote online during the virtual Annual Meeting, please go to www.virtualshareholder meeting.com/FNCB2022. You will be asked to provide the 16-digit control number included on your proxy card. Once you have logged into the virtual Annual Meeting, please follow the instructions to vote your shares. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares.

•
VOTE BY PHONE: To vote over the telephone, dial toll-free 1-800-690-6903 using any touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Daylight Time on May 10, 2022 to be counted.

•
VOTE BY INTERNET: You may vote by completing an electronic proxy card at www.proxyvote.com. You will be asked to provide the control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on May 10, 2022 to be counted. We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.

•
VOTE BY PROXY CARD: To vote using a proxy card, simply complete, sign and date the enclosed proxy card. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from FNCB. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other agent. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 3

Q:	How many votes do I have?
A:	On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on March 23, 2022.
Q:	If I am a shareholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
A:	If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all nominees for director, “For” the non-binding proposal regarding the compensation of FNCB’s named executive officers, and “For” the ratification of the appointment of Baker Tilly US, LLP as FNCB’s independent registered public accounting firm for the year ending December 31, 2022. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Q:	If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
A:
If you are a beneficial owner and do not instruct your brokerage firm, bank, dealer or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a routine matter under applicable rules. Brokers and nominees can use their discretion to vote uninstructed shares with respect to matters that are considered to be routine under applicable rules, but not with respect to non-routine matters. Under applicable rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, without your instructions, your broker or nominee may not vote your shares on Proposal 1 and Proposal 2 but may vote your shares on Proposal 3.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Q:	Is my vote confidential?
A:	Yes. Only the Judge of Election, the proxy holders and the transfer agent will have access to your proxy. All comments will remain confidential unless you ask that your name be disclosed.
Q:	Can I change my vote after submitting my proxy?
A:	Shareholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.
•	You may send a timely written notice that you are revoking your proxy to FNCB’s Secretary at 102 E. Drinker Street, Dunmore, PA 18512.
•	You may attend the virtual Annual Meeting and vote online at that time. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most recent proxy card or telephone or internet proxy is the one that is counted.
4

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING (CONT.)
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your brokerage firm, bank, dealer or other agent as a nominee, you should follow the instructions provided by your broker or bank.
Q:	Who will count the votes?
A:	A representative from Broadridge Financial Solutions, Inc., will tabulate the votes and a representative from American Election Services, LLC will act as Judge of Election.
Q:	What constitutes a quorum?
A:
As of March 23, 2022, 19,765,607 shares of common stock were outstanding and entitled to vote. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast, constitutes a quorum for the transaction of business at the annual meeting. Votes withheld and abstentions will be counted in determining the presences of a quorum. If you vote by proxy or in person, you will be considered part of the quorum.

Q:	How many votes are needed to approve each proposal and what are the effects of abstentions or broker non-votes on the voting results?
A:	The following table describes the vote required for approval of each scheduled proposal and the effects of abstentions and broker non-votes on the voting results:
Proposal Number	Item	Vote Required for Approval of Each Item	Abstentions*	Uninstructed Shares/Effect of Broker Non-votes	Signed but Unmarked Proxy Cards
1	Election of Directors	Plurality	No effect	Not voted/ No effect	Voted “for”
2	Advisory Vote for Say-on-Pay	Majority of votes cast	No effect	Not voted/ No effect	Voted “for”
3	Ratification of Baker Tilly US, LLP as FNCB’s independent registered public accounting firm for the year ending December 31, 2022	Majority of votes cast	No effect	Discretionary vote by Broker	Voted “for”
*	Abstentions are included in determining whether a quorum is present.
Q:	What are “broker non-votes”?
A:
When a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank, dealer or other agent holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

Q:	How can I find out the results of the voting at the Annual Meeting?
A:
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What proxy materials are available on the internet?
A:
The proxy materials relating to the 2022 Annual Meeting and the 2021 Annual Report on Form 10-K for the year ended December 31, 2021 are available free of charge on the Internet. Please go to investors.fncb.com to view and obtain the materials online.

FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 5

We have not authorized anyone to provide you with information about FNCB; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at FNCB after printing this proxy statement that might affect your decision or the value of your stock.
Q:	Who is the largest principal shareholder?
A:	The largest principal shareholder of FNCB as of March 23, 2022 is Louis A. DeNaples. (See page 22 of the proxy statement for more details).
Q:	What percentage of stock do the directors and officers own?
A:
As of March 23, 2022, the record date, approximately 16.54% of FNCB’s common stock was beneficially owned directly or indirectly by our directors and executive officers, or their affiliates, as a group. (See page 23 of the proxy statement for more details).

Q:	When are shareholder proposals and director nominations due for next year’s Annual Meeting?
A:
Shareholder proposals for the 2023 annual meeting of shareholders must comply with applicable SEC rules and regulations and must be received by the Secretary of FNCB prior to December 5, 2022 to be considered for inclusion in FNCB’s Proxy Statement for that meeting. If the December 5, 2022 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2023 annual meeting of shareholders, although it will not be included in FNCB’s Proxy Statement, if it is received earlier than February 10, 2023 and later than March 2, 2023. See the section entitled “Nominating and Governance Committee” on page 16 for more information on director nominations.

6

PROPOSAL 1

ELECTION OF DIRECTORS
In accordance with Section 2.02 of FNCB’s bylaws, FNCB has a classified Board of Directors with staggered three-year terms of office. The Board is divided into three classes, with each class to be as nearly equal in number as possible. The terms of the separate classes expire in successive years. Thus, at each annual meeting of shareholders, successors to the class of directors whose term then expires are elected to hold office for a term of three years. Therefore, the term of office of one class of directors expires in each year. The Board of Directors is authorized to change the number of directors that constitutes the whole Board of Directors provided that the total number of directors in each class remains relatively proportionate to the others. The Board of Directors currently consists of ten (10) members and is divided into three classes, with one class of directors elected each year.
Unless otherwise instructed, the proxy holders will vote the proxies received for the election of the three (3) nominees for Class C Director named below. If any nominee should become unavailable to serve as director for any reason, proxies will be voted in favor of a substitute nominee as designated by the Board of Directors. The Board of Directors currently believes that the nominees named will be able to serve if elected. Any vacancy on the Board of Directors, including vacancies resulting from an increase in the number of directors, will be filled by a majority vote of the remaining members of the Board of Directors and each person so appointed will be a director until the expiration of the term of office of the class to which he or she was appointed. Assuming the presence of a quorum, the three (3) nominees for director below receiving the highest number of votes will be elected at the annual meeting.
Cumulative voting rights do not exist with respect to the election of directors. Except as may otherwise be provided by statute or by the articles of incorporation, at every shareholders’ meeting, each shareholder entitled to vote has the right to one vote for each share of common stock owned on the record date fixed for the meeting. For example, if a shareholder owns 100 shares of common stock, he or she may cast up to 100 votes for each of the nominees for director in the class to be elected.
Upon the recommendation of the Nominating and Governance Committee, FNCB’s Board of Directors has nominated the three (3) individuals listed below for election as directors at the Annual Meeting. If you elect the nominees listed below, they will hold office until the annual meeting of shareholders in 2025 or until their successors have been duly elected and qualified or such director’s earlier death, resignation or removal for cause. All nominees are currently serving on our Board and have consented to being named in this proxy statement and to serve if elected. The brief biographies below include information as of March 23, 2022 regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Governance Committee to believe that the nominee should continue to serve on the Board. However, each of the members of the Nominating and Governance Committee may have a variety of reasons why such member believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 7

NOMINEES FOR CLASS C DIRECTOR FOR A THREE-YEAR TEAM EXPIRING IN 2025

Mr. Joseph Coccia has been a director of FNCB and the Bank since 1998. Mr. Coccia was appointed as Secretary of the Board of Directors of FNCB and the Bank in May 2015. Mr. Coccia is President of Coccia Ford, Inc. (doing business as Coccia Ford Lincoln), a car dealership in Wilkes-Barre, Pennsylvania, and President of Eastern Auto Exchange, Inc. Mr. Coccia is a member of the Board of Directors of AllOne Charities and NEPA Highmark's Advisory Board. Mr. Coccia also served on the Lincoln Mercury Dealer Association Board. Mr. Coccia’s strong business background and knowledge of owning and operating a large local business, his broad community involvement, and his service as a director of FNCB and Bank since 1998 qualify him to serve as a director of FNCB.

Joseph Coccia
Age 67 Director Since 1998 Secretary Board Committees: Risk Management (Chair)

Mr. Joseph L. DeNaples, Esquire has been a director of FNCB and the Bank since 2017. Mr. DeNaples is a partner at the law firm of Cipriani & Werner, PC and is Director of Risk Management for Mount Airy Resort and Casino. He focuses his law practice in banking, commercial litigation, real estate development, gaming law, lending and bankruptcy. Mr. DeNaples also serves as Solicitor for both the Lackawanna County Sheriff’s Office and the County of Lackawanna Transit System Authority. Mr. DeNaples is a member of the Lackawanna County Bar Association and is admitted to practice in Pennsylvania as well as the United States District Court for the Middle District of Pennsylvania and the United States Bankruptcy Court for the Middle District of Pennsylvania. Mr. DeNaples serves on the Boards of Northeastern Pennsylvania Council Boy Scouts of America and the Saint Francis of Assisi Kitchen. Mr. DeNaples received his Juris Doctorate degree from the Villanova University School of Law. Mr. DeNaples extensive business and legal background, and community and charitable involvement qualify him to serve as a director of FNCB. Mr. DeNaples is the son of director emeritus, Dominick L. DeNaples, the nephew of director and Chairman of the Board of Directors, Louis A. DeNaples and cousin of director and Vice Chairman of the Board of Directors, Louis A. DeNaples, Jr., M.D.

Joseph L. DeNaples, Esquire
Age 43 Director Since 2017 Board Committees: Compensation Nominating and Governance

Mr. John P. Moses, Esquire has been a director of FNCB and the Bank since 1999. Mr. Moses is engaged in private legal practice since 1971, including as Of Counsel at the law firm of Cozen O’Connor since 2009. Mr. Moses served as the Chairman of BlueCross of Northeastern Pennsylvania, a health insurance provider, from 1997 to 2015. During his career, he also has served as chair of the Northeast Pennsylvania Heart Association and as Chairman and President of the Board of Governors of St. Jude Children’s Research Hospital (“St. Jude”), and as Chief Executive Officer for ALSAC, the fundraising arm of St. Jude. Mr. Moses also has had a distinguished career in public service, having served as a member of state commissions and as counsel to various state and local judicial, executive, legislative and administrative offices and non-profits. Mr. Moses has received numerous awards for his contributions in public service, business, the law and charitable causes, including the Ellis Island Medal of Honor. Mr. Moses serves as Chairman of the Boards of AllOne Foundation, AllOne Charities and AllOne Health Resources. Mr. Moses previously served on the Board of The Commonwealth Medical College, Villanova University School of Law and Highmark, Inc. Admitted to practice law in Pennsylvania and before the U.S. Supreme Court, Mr. Moses is a graduate of the Villanova University School of Law and has received an honorary doctorate degree from Christian Brothers University and King’s College. Mr. Moses’ extensive business and legal background, community and charitable involvement, and service as a director of FNCB and the Bank since 1999 qualify him to serve as a director of FNCB.

John P. Moses, Esquire
Age 75 Director Since 1999 Lead Director Board Committees: Audit Compensation Nominating and Governance (Chair)

FNCB’S BOARD OF DIRECTORS RECOMMEND A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.
8

PROPOSAL 1
CONTINUING DIRECTORS
Class A Directors Continuing in Office Until the 2023 Annual Meeting

Mr. Gerard A. Champi was appointed to the offices of President and Chief Executive Officer and as a member of the Board of Directors of FNCB and the Bank on July 1, 2016. Prior to holding this position, Mr. Champi was Chief Operating Officer of the Bank from March 2011 to June 2016. Mr. Champi also served as Interim President and Chief Executive Officer of FNCB and the Bank and as a director of the Bank from March 2010 until February 2011. Mr. Champi has been with the Bank since 1991 and has served in various leadership roles in the Retail, Commercial Sales and Executive Divisions. He also serves as Board member of Leadership Northeast and the Lackawanna Blind Association, Advisory Board member of Penn State Worthington Scranton, a campus of the Pennsylvania State University, and past President of the Boards of Directors of the Northeastern Pennsylvania Council Boy Scouts of America, the Greater Pittston Chamber of Commerce and the Luzerne County Community College Foundation. Mr. Champi has been appointed as President of Lackawanna Industrial Fund Enterprises (LIFE) and serves on the Board of Directors of the Greater Scranton Chamber of Commerce and the Executive Committee of the Chamber. Mr. Champi’s extensive knowledge of FNCB and the Bank, his time as President and Chief Executive Officer and other various leadership positions with the Bank and extensive community and charitable involvement qualify him to serve as a director of FNCB.

Gerard A. Champi
Age 61 Director Since 2016 Board Committees: None

Mr. Louis A. DeNaples has been a director of the Bank since 1972 and served as Chairman of the Board of Directors of FNCB from 1998 until he took a leave of absence from involvement with FNCB and the Bank in February 2008. In 2013, Mr. DeNaples returned from a leave of absence and rejoined the Bank’s Board on December 23, 2013. He was re-elected to FNCB's Board of Directors on May 21, 2014 and was appointed Chairman of the Boards of FNCB and the Bank on May 15, 2019. Mr. DeNaples is President of DeNaples Auto Parts, Inc., President of Keystone Landfill Inc. and Vice President of Rail Realty, Inc., each of which he co-owns with his brother, Dominick L. DeNaples. Mr. DeNaples serves on the boards of AllOne Foundation, AllOne Charities, AllOne Health Resources and Allied Services Foundation. Mr. DeNaples also serves as Chairman of the Community Advisory Board for Geisinger Commonwealth School of Medicine, a member of NEPA Highmark's Advisory Board and was past Chairman of the University of Scranton Board of Trustees. Mr. DeNaples’ extensive business knowledge, community and charitable involvement, and association with the Bank for many years qualify him to serve as a director of FNCB. Mr. DeNaples is the brother of director emeritus, Dominick L. DeNaples, the father of director and Vice Chairman of the Board of Directors, Louis A. DeNaples, Jr., M.D. and uncle of director and nominee for director, Joseph L. DeNaples, Esquire.

Louis A. DeNaples
Age 81 Director Since 1998-2008 and 2013-Present Chairman of the Board Board Committees: None

Mr. Keith W. Eckel has been a director of FNCB and the Bank since 2014. Mr. Eckel is the sole owner and Chief Executive Officer of Fred W. Eckel and Sons and President of Eckel Farms, Inc. Mr. Eckel serves as an Emeritus Trustee of The Pennsylvania State University. Mr. Eckel formerly served as Board member and Chairman of Nationwide Mutual Insurance Company, a Fortune 100 insurance provider, and Allied Group, Inc., a subsidiary of Nationwide Mutual Insurance Company. Mr. Eckel also previously served as Board Member of International Food and Agricultural Development, an organization that advises the United States Agency for International Development on agricultural priorities and issues, former President of the Pennsylvania Farm Bureau, and Board Member and Chairman of Gartmore Global Asset Management Trust. Mr. Eckel’s strong business background, extensive knowledge in the insurance industry and agribusiness, and community and charitable involvement qualify him to serve as a director of FNCB.

Keith W. Eckel
Age 75 Director Since 2014 Board Committees: Audit Nominating and Governance Risk Management
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 9

Mrs. Kathleen McCarthy Lambert, CPA has been a director of FNCB and the Bank since 2017. Mrs. Lambert is an owner of McCarthy Tire Service Company and Subsidiaries where she serves as Chief Financial Officer and Corporate Secretary. She also serves as Chairperson of the Board for Wilkes-Barre General Hospital, Vice Chairperson of the Board of King’s College, and Board Member of the Beatrice Eck Foundation. Mrs. Lambert is a member of the Executive Committee and past Chairman of the Board of Northeast Sight Services and past Board Member of the Greater Wilkes-Barre Chamber of Business and Industry and the Scranton Diocesan Financial Council. Mrs. Lambert is also actively involved in fundraising activities for numerous non-profit organizations, including the United Way, American Heart Association, St. Vincent DePaul Soup Kitchen, King’s College, the Catholic Youth Center, Holy Redeemer High School, John Heinz Rehab, Big Brothers/Big Sisters and Volunteers in Medicine. Mrs. Lambert, a licensed Certified Public Accountant and a graduate of King’s College, is a past recipient of the Athena Award and Top 25 Businesswomen in Northeastern Pennsylvania Award. Mrs. Lambert’s extensive business background and community and charitable involvement qualify her to serve as a director of FNCB.

Kathleen McCarthy Lambert, CPA
Age 60 Director Since 2017 Board Committees: Audit Risk Management

CLASS B Directors Continuing in office Until the 2024 Annual Meeting

Mr. William G. Bracey has been a director of FNCB and the Bank since 2014. Mr. Bracey owns and operates three ShopRite Supermarkets, one in Daleville, Pennsylvania, one in Moosic, Pennsylvania and one in Mount Pocono, Pennsylvania, as well as several retail businesses including two Ace Hardware Stores, one in Daleville, Pennsylvania and one in Moosic, Pennsylvania, one Hallmark Gold Crown Store, and Plociniak Fuel Services. Mr. Bracey is an active member of several business and community organizations, including a current board member and past Chairman of the Pennsylvania Food Merchants, current board member of Johnson College, past board member and Chairman of Affiliated Foods, past board member and Co-Chairman of Associated Wholesale and past board member of Scranton Preparatory School. Mr. Bracey’s over 40 years of entrepreneurial and corporate management experience, strong network of community relationships and partnerships, and significant knowledge of the retail business climate in the region qualifies him to serve as director of FNCB.

William G. Bracey
Age 67 Director Since 2014 Board Committees: Audit Compensation (Chair) Nominating and Governance

Dr. Louis A. DeNaples, Jr., M.D. has been a director of FNCB and the Bank since 2008. He was elected Vice-Chairman of FNCB and the Bank in December 2013. Dr. DeNaples is a licensed physician and practices emergency medicine at Geisinger-Community Medical Center Emergency Department in Scranton, Pennsylvania. Dr. DeNaples serves as board member of the Goodwill Industries of Northeastern Pennsylvania and the Scranton Preparatory School. Dr. DeNaples also serves as a Board Member on the Council of The Pennsylvania Society and is a volunteer staff member at the Geisinger Commonwealth School of Medicine. Dr. DeNaples’ understanding of the medical industry, and considerable community and charitable involvement qualifies him to serve as director of FNCB. Dr. DeNaples is the son of director and Chairman of the Board of Directors, Louis A. DeNaples, the nephew of director emeritus, Dominick L. DeNaples and cousin of director and nominee for director, Joseph L. DeNaples, Esquire.

Louis A. DeNaples, Jr., M.D
Age 54 Director Since 2008 Vice Chairman Board Committees: Compensation Nominating and Governance Risk Management
10

PROPOSAL 1

Mr. Thomas J. Melone, CPA has been a director of FNCB and the Bank since 2011. Mr. Melone is a Partner with the Albert B. Melone Company Certified Public Accountants, a leading provider of accounting, tax and consulting services throughout the Northeastern Pennsylvania region. Mr. Melone, who has been with this firm since 1981, leads the firm’s Tax Preparation and Advisory Services line as well as its Small Business Advisory and Consulting Services line. Additionally, he has extensive experience in the financial management of public-school districts operating in the Commonwealth of Pennsylvania. Mr. Melone is also an owner of Pro-Data Processing, Inc. Mr. Melone is an active member of several professional, business and community organizations including the American Institute of Certified Public Accountants, Pennsylvania Institute of Certified Public Accountants and the Allied Services Board, specifically serving as Chairman of the Allied Institute of Rehabilitation Medicine and the John Heinz Institute of Rehabilitation Medicine, and as Vice Chairman of the Allied Services Foundation. Mr. Melone’s community involvement, extensive business and accounting experience and service as a director of FNCB and the Bank qualify him to serve as a director of FNCB.

Thomas J. Melone, CPA
Age 63 Director Since 2011 Board Committees: Audit (Chair) Compensation Nominating and Governance

Director Emeritus
Dominick L. DeNaples currently serves as director emeritus of FNCB and the Bank since his retirement in May 2019. Mr. DeNaples first became a director of the Bank in 1987 and FNCB in 1998. Mr. DeNaples also served as Chairman of the Boards of Directors of FNCB and the Bank from May 2010 until his retirement in May 2019. Mr. DeNaples, with extensive business expertise and years of community and charitable involvement, continues to be a prominent business leader in Northeastern Pennsylvania and remains actively involved with FNCB and the Bank. Mr. DeNaples is the father of director and nominee for director, Joseph L. DeNaples, Esquire, brother of director and Chairmen of the Board of Directors, Louis A. DeNaples and uncle of director and Vice Chairman of the Board of Directors, Louis A. DeNaples, Jr., M.D.
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 11

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board of Directors believes that the purpose of corporate governance is to promote shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices that it and management believe promote this purpose, are sound and represent best practices. The Board continually reviews these governance practices, Pennsylvania law (FNCB’s state of incorporation), the rules and listing standards of Nasdaq, and Securities and Exchange Commission (“SEC”) regulations, as well as best practices suggested by recognized governance authorities to maintain the highest governance standards.
INDEPENDENCE OF THE BOARD OF DIRECTORS
Currently, the Board of Directors has ten (10) members. FNCB evaluates the independence of directors under the SEC and Nasdaq stock market’s standards for independence. The Nasdaq standards require the Board of Directors be comprised of a majority of independent directors. The Nasdaq standards also require that, except for exceptional and limited circumstances, the Board of Directors maintain an audit committee comprised only of independent directors and that director nominees must be selected either by independent directors comprising a majority of the Board’s independent directors in a vote in which only independent directors participate, or by a nominations committee comprised solely of independent directors. The Nominating and Governance Committee of FNCB’s Board has responsibility for selecting director nominees and is comprised solely of independent directors. Nasdaq corporate governance standards also require that the Board maintain a Compensation Committee comprised of at least two members, each of whom is an independent director. The Board of Directors of FNCB has appointed a Compensation Committee, currently comprised of four directors, each of whom the Board has determined is independent.
Independence is reviewed at least annually to determine whether all existing and potential committee members are independent. The Board of Directors has determined that William G. Bracey, Joseph L. DeNaples, Esq., Louis A. DeNaples, Louis A. DeNaples, Jr. M.D., Keith W. Eckel, Kathleen McCarthy Lambert, CPA, John P. Moses, Esq. and Thomas J. Melone, CPA met the standards for independence.
In making its independence determinations, the Board considers all relevant facts and circumstances, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. The Board considered that in the ordinary course of business FNCB and the Bank may provide commercial banking and other services to some of the independent directors and to business organizations and to individuals associated with them. The Board also considered that in the ordinary course of business some business organizations with which an independent director is associated may provide products and services to FNCB and the Bank. The Board has determined that, based on the information available to the Board, none of these relationships were material.
Mr. John P. Moses, Esquire, a director, is of Counsel at the law firm of Cozen O’Connor (“Cozen”), which provided legal services to FNCB during 2021. Mr. Moses does not have any ownership or profit-sharing interest in Cozen. The Board has considered this relationship and determined that it did not impair Mr. Moses’ independence. Please see the relationships discussed under the section of this Proxy Statement entitled “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” for a description of the other relationships considered by FNCB’s Board of Directors.
Mr. Joseph L. DeNaples, Esquire, a director, is a partner at the law firm of Cipriani & Werner, which provided legal services to FNCB during 2021. The Board has considered this relationship and determined that it did not impair Mr. DeNaples’ independence as it relates to his membership as a Director on the Boards of FNCB and the Bank and membership on the Compensation and Nominating and Governance Committees.
12

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (CONT.)
BOARD STRUCTURE AND ROLE OF THE BOARD IN RISK OVERSIGHT
FNCB’s business is managed under the direction of our Board of Directors, in accordance with the Pennsylvania Business Corporation Law, FNCB’s Articles of Incorporation and its bylaws. The positions of Chairman of the Board and Chief Executive Officer are separated, as the Board believes separation of these positions enhances the independent oversight of FNCB and the monitoring and objective evaluation of the Chief Executive Officer’s performance. Mr. Louis A. DeNaples serves as non-executive Chairman of the Board of Directors and is independent of management.
Management is responsible for the day-to-day management of the risks faced by FNCB, while the Board of Directors, as a whole, is responsible for the general oversight of risk management. For 2021, this oversight was primarily conducted through the Risk Management and Audit Committees. In addition to its ongoing roles as described below, in 2021 the Risk Management and Audit Committees oversaw management’s continued response to the unique risks associated with the Covid-19 Pandemic. The Committees continue to actively monitor and oversee management’s response to the circumstances as they evolve.
The Risk Management Committee has the primary role in risk management of FNCB, oversees FNCB’s enterprise-wide risk management program and provides oversight and guidance to management on FNCB’s risk appetite. The Audit Committee, pursuant to its charter, considers and reviews with FNCB’s internal audit department, independent registered public accounting firm, and management, the adequacy of FNCB’s internal controls, including the processes for identifying significant risks or exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit and Risk Management Committees roles, the full Board of Directors is involved in establishing the risk appetite for FNCB and the oversight and administration of risk and risk management practices by overseeing members of executive management in their risk management capacities, regularly reviewing and analyzing FNCB’s investment and loan portfolios and accompanying risk levels, and considering the potential impact on FNCB’s objectives. Members of FNCB’s executive management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Risk Management Committee and Audit Committee directly thereto, and to report all other matters directly to the Board of Directors as a whole. Members of FNCB’s executive management have an open line of communication to the Board of Directors and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention typically arise.
The Bank Board maintains a Directors Loan Committee that is comprised of Louis A. DeNaples, Chairman of the Board and the following Directors: Gerard A. Champi, President and Chief Executive Officer, Keith W. Eckel (Committee Chairperson), Kathleen McCarthy Lambert, CPA and Thomas J. Melone, CPA. The Committee also includes the following members of Executive Management of the Bank: Chief Financial Officer, Chief Banking Officer, Chief Lending Officer, Chief Credit Officer, the Credit Administration Officer and the Commercial Lending Team Managers. The Directors Loan Committee meets bi-weekly or more often as necessary. In 2021, this committee met twenty-six (26) times.
The Asset and Liability Management Committee (“ALCO Committee”) is comprised of the following Directors: Gerard A. Champi, President and Chief Executive Officer, Joseph Coccia, Joseph L. DeNaples, Esquire and Kathleen McCarthy Lambert (Committee Chairperson). In addition to the President and Chief Executive Officer, the following members of Executive Management of the Bank are members of the ALCO Committee: Chief Financial Officer, Chief Banking Officer, Chief Credit Officer, the Senior Vice President and Chief Accounting Officer, the Senior Vice President and Operations Officer and the Vice President and Financial Performance Officer. The ALCO Committee meets quarterly or more often as necessary. In 2021 this committee met four (4) times.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
During 2021, FNCB’s Board of Directors held sixteen (16) meetings. Each of the directors attended at least 75% of the meetings of FNCB’s Board of Directors and of the committees on which they served. Pursuant to FNCB’s policy, the directors are expected to attend FNCB’s annual meeting of shareholders. All of FNCB’s directors attended FNCB’s annual meeting of shareholders in 2021.
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 13

FNCB’s Board of Directors has four standing committees: Audit Committee, Compensation Committee, Nominating and Governance Committee and Risk Management Committee. The Nominating and Governance Committee is the committee that makes director nominating recommendations to the Board of Directors. The charters of these committees have been approved by the Board of Directors and are available on FNCB’s website investors.fncb.com.
The following table shows the current composition of each standing committee of the FNCB Board of Directors, the number of meetings held by such committees during 2021 and the independence and tenure of each director.
	Age	Director Since	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee	Risk Management Committee
William G. Bracey	67	2014	✔	✔	C	✔
Gerard A. Champi	61	2016
Joseph Coccia	67	1998					C
Joseph L. DeNaples, Esquire	43	2017	✔		✔	✔
Louis A. DeNaples	81	1998	✔
Louis A. DeNaples, Jr., M.D	54	2008	✔		✔	✔	✔
Keith W. Eckel	75	2014	✔	✔		✔	✔
Kathleen McCarthy Lambert, CPA	60	2017	✔	✔			✔
Thomas J. Melone, CPA	63	2011	✔	C	✔	✔
John P. Moses, Esquire	75	1999	✔	✔	✔	C
Number of meetings in 2021				6	5	7	5
✔	Current Member
C	Chairperson

AUDIT COMMITTEE
The Board of Directors has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board of Directors has determined that each of the members of the Audit Committee is independent, as that term is defined by the SEC and in the NASDAQ listing standards related to audit committees. The current Audit Committee charter is available in the Investor Relations section on FNCB’s website at investors.fncb.com by clicking on Overview and then on Governance Documents under the heading “Audit Committee Charter.” The principal duties of the Audit Committee, as set forth in its charter, include reviewing and discussing the audited financial statements with management and the independent registered public accounting firm and, based on such reviews and discussions, recommending to the Board of Directors that the audited financial statement be included in FNCB’s annual report on Form 10-K; reviewing significant audit and accounting principles, policies and practices; reviewing the effectiveness of the internal audit function and internal controls over financial
14

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (CONT.)
reporting; reviewing reports of examination received from regulatory authorities; and reviewing the performance and independence of and recommending, annually, to the Board of Directors the engagement of an independent registered public accounting firm.
Currently, the Board has identified Thomas J. Melone, CPA and Kathleen McCarthy Lambert, CPA as Audit Committee financial experts. Mr. Melone qualifies as a financial expert based on his extensive accounting experience as a certified public accountant and as a partner of the Albert B. Melone Company Certified Public Accountants. Ms. Lambert qualifies as a financial expert based on her extensive accounting experience as a certified public accountant and as Chief Financial Officer of McCarthy Tire Service Company and its subsidiaries.
REPORT OF THE AUDIT COMMITTEE
To the Shareholders of FNCB Bancorp, Inc.:
The Audit Committee provides oversight of FNCB’s financial reporting process on behalf of the Board of Directors. Management is responsible for the financial statements and the financial reporting process, including internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the financial statements in the annual report with management, including a discussion of the quality, not just acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.
The Audit Committee reviewed and discussed with the independent registered public accounting firm its judgments as to the quality, not just the acceptability, of FNCB’s accounting principles, and such other matters as required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (PCAOB). The independent registered public accounting firm is responsible for expressing an opinion about whether the financial statements that have been prepared by management, with Audit Committee oversight, are fairly presented, in all material respects, in conformity with accounting principles generally accepted in the United States of America. In addition, the Audit Committee has received and reviewed with the independent registered public accounting firm the written disclosures and the letter required by the PCAOB regarding its communications with the Audit Committee concerning its independence from management and FNCB, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.
The Audit Committee discussed with FNCB’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and independent registered public accounting firm together and separately, with and without management present, to discuss the results of their examinations, their evaluations of FNCB’s internal controls and the overall quality of FNCB’s financial reporting.
Based on these discussions, the Audit Committee has recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2021, for filing with the Securities and Exchange Commission.
Audit Committee:
Thomas J. Melone, CPA, Chairperson William G. Bracey Keith W. Eckel	Kathleen McCarthy Lambert, CPA John P. Moses, Esquire
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 15

COMPENSATION COMMITTEE
The Compensation Committee operates under a written charter that has been approved by the Board of Directors. The charter is reviewed annually by the Compensation Committee with any recommended changes approved by the Board of Directors. The current Compensation Committee charter is available in the Investor Relations section on FNCB’s website at investors.fncb.com by clicking on Corporate Information, Governance Documents and then selecting “Compensation Committee Charter.” As noted above, the Board of Directors has determined that each of the directors serving on this committee qualifies as an “independent” director under the applicable standard. The Compensation Committee is responsible for evaluating and approving FNCB’s compensation plans, policies, and programs. The Compensation Committee has the authority to retain and terminate a compensation consulting firm, including the authority to approve the firm’s fees and other terms of retention. The Compensation Committee also has the authority to delegate responsibility to subcommittees. For a discussion of the role of the Compensation Committee in determining executive and director compensation, see the discussion in the “Executive Compensation” section under the heading entitled– “Overview” below.
NOMINATING AND GOVERNANCE COMMITTEE
The Nominating and Governance Committee operates under a written charter that has been approved by the Board of Directors. The charter is reviewed annually by the Nominating and Governance Committee with any recommended changes approved by the Board of Directors. The current Nominating and Governance Committee charter is available in the Investor Relations section on FNCB’s website at investors.fncb.com by clicking on Governance - Governance Documents and then selecting “Nominating and Governance Committee Charter.” The Board of Directors has determined that each of the directors serving on this committee qualifies as “independent” under the applicable standard.
The primary duties and responsibilities of the Nominating and Governance Committee are to:
•
recommend to the Board of Directors for its selection (i) potential nominees for director to stand for election at FNCB’s annual meeting of shareholders, including without limitation, those proposed by shareholders, and (ii) qualified candidates to be considered by the Board of Directors to fill vacancies;

•	consider, in its discretion, qualified candidates based on criteria for selecting new directors;
•	evaluate the background and qualifications of new director candidates;
•	evaluate directors before nomination for reelection; and
•	oversee and make recommendations to the Board of Directors with respect to corporate governance of FNCB.
In recommending director nominees to the Board of Directors, the Nominating and Governance Committee seeks individuals who are qualified to be directors based on the committee’s judgment of the potential candidate’s experience, skills and knowledge of business and management practices. If needed, the Nominating and Governance Committee will use a third-party search firm to assist in finding director candidates. No such firms were engaged to evaluate or assist in identifying potential director nominees in 2021.
The Nominating and Governance Committee and the Board of Directors have not established a specific diversity component in their consideration of candidates for director and instead considers the diversity of directors as part of the overall mix of factors when identifying and evaluating candidates for the Board of Directors. FNCB considers diversity broadly to include differences of viewpoint, professional experience, individual characteristics, qualities, and skills, resulting in naturally varying perspectives among the directors and individual skills that complement the full Board. Therefore, the Board, as a unit, possesses the appropriate skills and experience to oversee FNCB’s business.
The Nominating and Governance Committee will give appropriate consideration to qualified persons recommended by shareholders for nomination as directors and will evaluate such qualified persons in the
16

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (CONT.)
same manner as other identified candidates, when submitted prior to the shareholder proposal date referred to in the question entitled “When are shareholder proposals and director nominations due for next year’s annual meeting” in the “Questions and Answers About These Proxy Materials” section of this Proxy Statement (the “Proposals Section”), provided such recommendations comply with the advance notice procedures in FNCB’s bylaws, which are summarized in the Proposals Section. Such recommendations must also include sufficient biographical information about the proposed nominee to assist the Nominating and Governance Committee in evaluating the qualifications and experience of the proposed nominee, and the proposed nominee’s consent to serving as a director if elected. Shareholders must deliver any proposals or nominations in writing to the Nominating and Governance Committee or the Secretary of FNCB Bancorp, Inc. at its principal executive office, 102 E. Drinker Street, Dunmore, Pennsylvania 18512.
Any nomination for director made by a shareholder not made in accordance with Section 1.07 of FNCB’s bylaws will be disregarded by the presiding officer of the annual meeting, and votes cast for each such nominee will be disregarded by the Judge of Election. In the event that the same person is nominated by more than one shareholder, if at least one nomination for such person complies with Section 1.07, the nomination will be honored, and all votes cast for the nominee will be counted.
Nominations for election to the Board of Directors by a Shareholder
In addition, any shareholder who intends to nominate a candidate for election to the Board of Directors (other than a candidate proposed by FNCB’s then existing Board of Directors) or submit a proposal for consideration at the 2022 annual meeting must comply with the advance notice provisions of FNCB’s bylaws. The advance notice provisions in FNCB’s bylaws require that the following additional information must be provided to FNCB by a shareholder submitting a shareholder proposal:
a)
the name and address of the shareholder who intends to make the nominations or propose the business, and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

b)
a representation that the shareholder is a holder of record of shares of FNCB entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to make the proposal to the meeting;

c)
a representation that the shareholder will notify FNCB in writing of the number and class of shares owned beneficially or of record by the shareholder and any Shareholder Associated Person as of the close of business on the record date for the meeting promptly, and in no event later than 10 days, following the later of the record date or the date notice of the record date is first publicly disclosed;

d)
a description of all agreements, arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, or the business is to be proposed, and a representation that the shareholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the close of business on the record date for the meeting promptly, and in no event later than 10 days, following the later of the record date or the date notice of the record date is first publicly disclosed;

e)
such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors;

f)	if applicable, the consent of each nominee to serve as a director of FNCB if so elected; and
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 17

g)
any Derivative Instrument directly or indirectly beneficially owned by the shareholder or a Shareholder Associated Person, or any other direct or indirect opportunity for the shareholder or Shareholder Associated Person to profit or share in any profit derived from any increase or decrease in the value of shares of FNCB; any interest in shares of FNCB or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which the shareholder or Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; any hedging or other transaction or series of transactions that has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, without limitation, any put, short position or any borrowing or lending of shares) that has been made by or on behalf of, a shareholder or any Shareholder Associated Person, the effect or intent of which is to mitigate loss to, or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, the shareholder or any Shareholder Associated Person with respect to any share of FNCB; and a representation that the shareholder will notify FNCB in writing of any changes in that information as of the close of business on the record date for the meeting promptly, and in no event later than 10 days, following the later of the record date or the date notice of the record date is first publicly disclosed.

For purposes of the preceding sentence, “Shareholder Associated Person” means (i) any person controlling, controlled by, under common control with, or acting in concert with, the shareholder, (ii) any beneficial owner of shares of FNCB owned of record or beneficially by the shareholder, (iii) any entity of which the shareholder is an employee, officer, member, partner, trustee, director or, except for entities the shares of which are registered under the Securities Exchange Act of 1934, as amended, a shareholder, and (iv) any person controlling, controlled by or under common control with, the Shareholder Associated Person; and “Derivative Instrument” means an option, warrant, convertible security, stock appreciation right, or other right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right is subject to settlement in the underlying class or series of shares of the Corporation or otherwise.
Copies of the full text of the bylaw provision relating to advance notice can be obtained by writing to Joseph Coccia, Secretary, at 102 East Drinker St., Dunmore, PA 18512.
RISK MANAGEMENT COMMITTEE
The Risk Management Committee operates under a written charter that has been approved by the Board of Directors. The charter is reviewed annually by the Risk Management Committee with any recommended changes approved by the Board of Directors. The current Risk Management Committee charter is available in the Investor Relations section on FNCB’s website at investors.fncb.com by clicking on “Governance - Governance Documents” and then selecting “Risk Management Committee Charter.” The Risk Management Committee is responsible for ensuring management has established an enterprise-wide risk management program and for providing oversight and guidance to management regarding FNCB’s risks. The Risk Management Committee has authority to retain independent counsel, experts and advisors it believes are appropriate in carrying out its duties, including the authority to approve the advisor’s fees and other terms of retention. The Risk Management Committee also has the authority to delegate responsibility to subcommittees.
18

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (CONT.)
BOARD DIVERSITY MATRIX
The Board believes it is important to consider diversity of race, ethnicity, gender, sexual orientation, age, education, cultural background and professional experiences in evaluating board candidates in order to provide practical insights and diverse perspectives. The following table provides an overview of the diversity of our directors and nominees for director.
Board Diversity Matrix as of March 23, 2022
Total Number of Directors	10
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	1	9	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	9	—	—
Two or more races or ethnicities	—	—	—	—
LGBTQ+	—
Did not disclose demographic background	—
CODE OF ETHICS
FNCB has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to FNCB’s directors, officers and employees, including the President and Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”) and Principal Accounting Officer (“PAO”). The Code includes guidelines relating to compliance with laws, the ethical handling of actual or potential conflicts of interest, the use of corporate opportunities, protection and use of FNCB’s confidential information, accepting gifts and business courtesies, accurate financial and regulatory reporting, and procedures for promoting compliance with, and reporting violations of, the Code. The Code is available in the Investor Relations section on FNCB’s website at investors.fncb.com by clicking on Governance - Governance Documents, and then selecting “Code of Business Conduct and Ethics.” FNCB intends to post any amendments to the Code on its website and to disclose any waivers (to the extent applicable to FNCB’s President and PEO, PFO or PAO) on a Form 8-K within the prescribed time period.
SECURITY HOLDER COMMUNICATIONS
Any security holder who wishes to communicate with the Board of Directors may send correspondence to Joseph Coccia, Secretary, at 102 East Drinker St., Dunmore, PA 18512, or by sending an electronic message to corporatesecretary@fncb.com. Mr. Coccia will submit your correspondence to the Board of Directors or the appropriate committee as applicable.
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 19

DIRECTOR COMPENSATION
The following table sets forth information regarding compensation paid to, or earned by, non-employee directors of FNCB during the fiscal year ended December 31, 2021 for service as members of FNCB’s and the Bank’s Boards of Directors as applicable. Directors who also are FNCB or Bank employees (currently Mr. Champi) do not receive any compensation or other fees for service as a Board member.
Name and Principal Position	Fees Earned or Cash Paid	Stock Awards (3)	Non-qualified Deferred Compensation Earnings	Total
William G. Bracey	$32,500	$ 15,000	$—	$47,500
Gerard A. Champi	—	—	—	—
Joseph Coccia	32,500	15,000	—	47,500
Dominick L. DeNaples (1)	15,000	—	—	15,000
Joseph L. DeNaples	30,000	15,000	—	45,000
Louis A. DeNaples	32,000	15,000	—	47,000
Louis A. DeNaples, Jr., M.D.	30,000	15,000	—	45,000
Vithalbhai D. Dhaduk, M.D.(2)	10,667	—	—	10,667
Keith W. Eckel	35,000	15,000	—	50,000
Kathleen McCarthy Lambert	34,500	15,000	—	49,500
Thomas J. Melone, CPA	37,000	15,000	—	52,000
John P. Moses	32,500	15,000	13,851	61,351
(1)	Fees for serving as Director Emeritus.
(2)	Dr. Dhaduk’s term as a member of the Board of Directors ended on May 12, 2021.
(3)
The amounts listed represent the grant date fair market value of the shares computed in accordance with ASC Topic 718. Additional information about FNCB’s accounting for stock-based compensation is contained in Note 2 and Note 13 of FNCB’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2021.

Directors are not paid for their attendance at FNCB’s board meetings. All non-employee members of the Bank’s Board of Directors receive an annual retainer of $30,000 paid on a per month basis, for each month or portion thereof that the director serves as a director of the Bank. Non-employee directors who are members of the Bank's Director's Loan Committee receive an annual retainer of $2,000, paid on a per month basis for each month or portion thereof that he/she serves on the committee. Additionally, non-employee directors who serve as committee chairperson receive the following annual retainers, which are paid on a per month basis for each month or portion thereof that he/she serves as chairperson: 1) Audit Committee and Director's Loan Committee chairpersons each receive $5,000; and 2) ALCO Committee, Compensation Committee, Nominating and Governance Committee and Risk Management Committee chairpersons each received $2,500. Dominick L. DeNaples, receives an annual fee of $15,000 paid on a per month basis, for each month or portion thereof that he serves as Director Emeritus. The aggregate amount of director fees, including stock awards and advisory board and director emeritus fees, paid in 2021 was $465,667.
20

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (CONT.)
Deferred Compensation Plan
Directors serving on the Board of Directors of the Bank are entitled to participate in the Bank’s Deferred Compensation Plan. Under the Deferred Compensation Plan, directors may voluntarily defer up to 50% of the director fees paid to them for service on the Board of Directors of the Bank. Participants are vested in their account balances in the Deferred Compensation Plan. As such, upon ceasing to serve as a director for any reason whatsoever, voluntary or involuntary, including involuntary termination for cause, termination on a change of control, voluntary termination, early retirement or because of death or disability, the amount of the Deferred Compensation Plan account balance will be payable pursuant to the terms of the Deferred Compensation Plan. Amounts payable under the Deferred Compensation Plan are unsecured, unfunded obligations of the Bank.
Directors’ Stock Plan
Directors who are not employees or officers of FNCB or the Bank are eligible to participate in the LTIP. On July 1, 2021, 2,062 shares of FNCB's common stock were granted under the LTIP to each of FNCB Bank's nine non-employee directors, or 18,558 shares in the aggregate. The shares of common stock immediately vested to each director upon grant. The fair value on the grant date was $7.28 per share, or $135 thousand in aggregate, which was included in directors’ fees in 2021.
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL OWNERS
The following table sets forth, as of March 23, 2022, information about the number of shares held by persons FNCB knows to be the beneficial owners of more than 5.0% of FNCB’s outstanding common stock. As of March 23, 2022, FNCB has 19,765,607 shares of common stock outstanding and entitled to vote.
Name and Address	Shares Beneficially Owned (1)	Percent of Outstanding Common Stock Beneficially Owned
Louis A. DeNaples 400 Mill Street Dunmore, PA 18512	1,974,647	9.99%
(1)
All shares are owned individually or jointly with holder's spouse unless otherwise indicated. For additional details on the shares beneficially owned, see information on “Beneficial Ownership by Directors, Executive Officers and Nominees” on the following page.

22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (CONT.)
BENEFICIAL OWNERSHIP BY DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS
The following table sets forth certain information regarding ownership of FNCB’s common stock as of March 23, 2022 by: (i) each director; (ii) each of FNCB’s named executive officers; and (iii) all executive officers and directors of FNCB as a group. The address of each of the beneficial owners identified is 102 E. Drinker Street, Dunmore, PA 18512. Except as otherwise indicated, each person included in this table owns his or her shares directly and possesses sole voting and sole investment power with respect to all such shares, none of which are pledged as security. Except as set forth under “Principal Owners” and below, FNCB knows of no other person or persons who beneficially owns more than 5.0% of FNCB’s common stock. Further, FNCB is not aware of any arrangement which at a subsequent date may result in a change of control of FNCB.
Name of Beneficial Owner	Position	Total Shares Beneficially Owned	Percentage of Total Shares Beneficially Owned (11)
William G. Bracey (1)	Director	159,813	*
Joseph Coccia (2)	Director, Secretary	217,219	1.10%
Dominick L. DeNaples (3)	Director Emeritus, Former Director and Chairman of the Board	89,470	*
Joseph L. DeNaples, Esquire	Director	317,957	1.61%
Louis A. DeNaples (4)	Director, Chairman of the Board	1,974,647	9.99%
Louis A. DeNaples, Jr. (5)	Director, Vice Chairman of the Board	290,169	1.47%
Keith W. Eckel	Director	16,160	*
Kathleen McCarthy Lambert, CPA (6)	Director	12,554	*
Thomas J. Melone, CPA	Director	10,944	*
John P. Moses, Esquire (7)	Director	105,735	*
Gerard A. Champi (8)	Director, President and Chief Executive Officer	78,909	*
James M. Bone, Jr., CPA (9)	Executive Vice President and Chief Financial Officer/Treasurer	42,878	*
Brian C. Mahlstedt (10)	Executive Vice President and Chief Lending Officer	39,353	*
	All current directors and executive officers as a group (24 persons)(12)	3,443,117	17.42%
*	Indicates ownership of less than 1%.
(1)	Includes: 23,456 shares held individually by Mr. Bracey; and 136,357 shares held by a business which is 100.00% owned by Mr. Bracey.
(2)	Includes: 18,602 shares held individually by Mr. Coccia; 9,075 shares held jointly with Mr. Coccia’s spouse; and 189,542 shares held by a family limited partnership.
(3)
Includes: 5,995 shares held individually by Mr. DeNaples; 81,036 shares held jointly with Mr. DeNaples' spouse; and 2,439 shares held by a business in which he is a 33.33% owner with his brother, Louis A. DeNaples.

(4)
Includes: 1,949,443 shares held individually by Mr. DeNaples; 17,061 shares owned individually by his spouse; 5,704 shares owned jointly with Mr. DeNaples’ spouse; and 2,439 shares held by a business in which he is a 33.33% owner with his brother, Dominick L. DeNaples.

(5)
Includes: 257,244 shares held individually by Dr. DeNaples, Jr.; 28,178 shares held jointly with Mr. DeNaples’ spouse and children; 3,272 shares as custodian for Dr. DeNaples' children under the Uniform Transfer to Minors Act (“UTMA”); and 1,475 shares as custodian for Dr. DeNaples' nephew under UTMA.

(6)	Includes: 10,054 shares held individually by Mrs. Lambert; and 2,500 shares owned jointly with Mrs. Lambert’s spouse.
(7)	Includes: 2,062 shares held individually by Mr. Moses and 103,673 shares owned jointly with Mr. Moses’ spouse.
(8)
Includes: 29,750 shares held individually by Mr. Champi; 36,237 shares held jointly with Mr. Champi’s spouse; and 12,922 shares of restricted stock awarded under the LTIP that will vest on May 15, 2022.

(9)
Includes: 11,366 shares held individually by Mr. Bone; 18,825 shares held jointly with Mr. Bone’s spouse; 6,100 shares held jointly with Mr. Bone’s father and three of his siblings; 903 shares held individually by Mr. Bone’s spouse; and 5,684 shares of restricted stock awarded under the LTIP that will vest on May 15, 2022.

FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 23

(10)
Includes: 14,084 shares held individually by Mr. Mahlstedt; 20,185 shares held jointly with Mr. Mahlstedt’s spouse; and 5,084 shares of restricted stock awarded under the LTIP that will vest on May 15, 2022.

(11)
Percentages are calculated in accordance with Rule 13d-3 under the Exchange Act, and represent a percentage of the sum of 19,765,607 shares issued, outstanding and entitled to vote as of March 23, 2022 plus the number of shares of restricted stock for the individual that will vest on May 15, 2022. Certain shares beneficially owned by FNCB’s directors and executive officers may be held in accounts with third-party firms, where such shares may from time to time be subject to a security interest for margin credit provided in accordance with such firm’s policies.

(12)	Includes 44,109 shares of restricted stock for the group that will vest on May 15, 2022.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires FNCB’s officers and directors, and persons who own more than ten percent of a registered class of FNCB’s equity securities (“10% Shareholders”) to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% Shareholders are required to furnish FNCB with copies of all Section 16(a) forms they file.
FNCB reviewed the copies of such reports received and the written representations from the officers, directors and 10% shareholders. Based on this review, FNCB believes that all such filing requirements were met during 2021. Except that due to administrative oversight, each of Gary P. Cook, the Bank’s Executive Vice President and Equipment Finance Officer and James F. Burke, the Bank’s Executive Vice President and Chief Banking Officer, made one late filing on Form 3, Keith W. Eckel, a director of FNCB and the Bank made one late filing on Form 4, and Dr. Vithalbhai D. Dhaduk, a former director of FNCB and the Bank, made one late filing on Form 4.
24

INFORMATION ABOUT FNCB’s EXECUTIVE OFFICERS

Information as of March 23, 2022, regarding persons who are executive officers of FNCB or the Bank and who are not directors of FNCB is set forth below. Except as otherwise indicated, the occupation listed has been such person’s principal occupation for at least the last five years.
James M. Bone, Jr., CPA

Mr. James M. Bone, Jr., 60, is Executive Vice President and Chief Financial Officer/Treasurer of FNCB and the Bank, a position he has held since September 2012. Previously, Mr. Bone was Executive Vice President and Chief Information Officer from May 2010 to August 2012 and First Senior Vice President and Administrative Services Division Manager from July 2000 to April 2010. Mr. Bone has been with the Bank since 1986 and has served in various leadership roles in Finance, Retail and Commercial Sales, Compliance, Operations and Technology and Internal Audit. Mr. Bone is a licensed Certified Public Accountant and is an active member of several professional, business and community organizations including the American Institute of Certified Public Accountants and Pennsylvania Institute of Certified Public Accountants. Mr. Bone is a former member of the Issuer Advisory Council of the OTCQX and a former member of the Advisory Board for the Federal Home Loan Bank of Pittsburgh. Mr. Bone is also active in the community with King’s College and currently serves as Vice President of Finance and Board Member of the Northeastern Pennsylvania Council Boy Scouts of America.

James F. Burke

Mr. James F. Burke, 53, joined FNCB Bank in February 2021 as Executive Vice President and Chief Banking Officer. Mr. Burke joined FNCB more than 27 years of managerial and sales experience in banking. Prior to joining the Bank, he was the Executive Vice President, Chief Lending Officer at Wayne Bank from October 2013 to February 2021 where he was responsible for the overall sales, service, and operations of the Commercial Banking Division in Pennsylvania and New York. Mr. Burke currently serves as Vice-Chairperson to Jay S. Sidhu School of Business and Leadership Executive Advisory Board at Wilkes University.

Cathy J. Conrad

Ms. Cathy J. Conrad, 48, is Senior Vice President and Credit Administration Officer of the Bank, a position she has held since September 2013. Ms. Conrad has been with the Bank since 1995. Her previous roles include Senior Vice President and Credit Administration Manager from 2010 until September 2013 and Vice President, Credit Department Manager from 2004 to 2009.

Gary P. Cook

Mr. Gary P. Cook, 73, joined FNCB Bank in October 2021 as Executive Vice President and Equipment Finance Officer. Mr. Cook brings to FNCB more than 45 years of banking, commercial equipment financing and leasing experience. Mr. Cook founded Bank Capital Services in June 1995, which became F.N.B. Equipment Finance through a merger with First National Bank. Mr. Cook served as President and CEO of Bank Capital Services and later F.N.B. Equipment Finance from June 1995 to June of 2020. Mr. Cook was retired from July 2020 until September 2021.

FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 25

Mary Griffin Cummings, Esq.

Ms. Mary Griffin Cummings, 59, is Executive Vice President and General Counsel of the Bank, a position she has held since October 1, 2012. Prior to joining the Bank, she was Associate General Counsel, Resident Counsel and General Counsel for Wyoming Valley Health Care System, Inc. (“WVHCS”), a large health care system previously located in Wilkes-Barre, Pennsylvania, from May 2000 to May 2009. From May 2009 through October 2012, Ms. Cummings practiced law both in her own private practice and for Wyoming Valley Health and Education Foundation and WVHCS Retention Company. Ms. Cummings is a licensed attorney and admitted to practice law in the Courts of the Commonwealth of Pennsylvania and the United States District Court for the Middle District of Pennsylvania. She is a member of the Wilkes-Barre Law and Library Association and the Pennsylvania Bar Association. Ms. Cummings serves on the Board of Directors of the Pennsylvania Bankers Association and the Board of Governors, serving as Chairperson, of Bankers Settlement Services–Capital Region, a title agency wherein FNCB Bank has an equity interest. Ms. Cummings serves as Chair and Board member of the Catherine McAuley Center, Scranton, PA and Vice-Chair and Board member of the McGlynn Learning Center, Wilkes-Barre, PA. Ms. Cummings also serves on the Northeastern PA Board of Directors of the American Red Cross.

Aaron J. Cunningham

Aaron J. Cunningham, 45, is Executive Vice President and Chief Credit Officer of the Bank, a position he has held since June 7, 2018. Prior to joining the Bank, he was employed by Penns Woods Bancorp, Inc., a bank holding company operating Jersey Shore State Bank and Luzerne Bank. He served as Senior Vice President and Chief Credit Officer of Penns Woods Bancorp, Inc. from November 2015 through May 2018, and Vice President/Credit Department Manager from 2010 through November 2015. In total, he has nearly 25 years banking experience in various roles. Mr. Cunningham served in various leadership roles with Leadership Lycoming, Habitat for Humanity and Valley Prevention Services, and contributed as a business partner with Lock Haven University’s Business Program when he resided in Central Pennsylvania.

Richard D. Drust

Mr. Richard D. Drust, 61, is Senior Vice President and Retail Banking Officer of the Bank, a position he has held since February 2014. Mr. Drust has over 35 years of banking experience serving in various retail banking management positions for several different banks. Mr. Drust serves on the board of Wyoming Valley Challenger Baseball and NEPA Inclusive both serving individuals in the community with intellectual disabilities.

Mary Ann Gardner, CRCM

Ms. Mary Ann Gardner, 64, is Senior Vice President and Compliance Officer of the Bank, a position she has held since April 2013. Ms. Gardner also serves as the Bank Secrecy Act (“BSA”) Officer and Community Reinvestment Act (“CRA”) Officer for the Bank. Ms. Gardner is a Certified Regulatory Compliance Manager and has been an employee of the Bank since 1976 with previous roles including Vice President and Compliance, BSA and CRA Officer from April 2013 to April 2014, Assistant Vice President, Compliance and CRA Officer from June 2011 to April 2013 and Assistant Vice President and Regulatory Compliance Manager from June 2010 to June 2011.

26

INFORMATION ABOUT FNCB’s EXECUTIVE OFFICERS (CONT.)
Dawn D. Gronski

Ms. Dawn D. Gronski, 51, is Senior Vice President and Human Resources Officer, a position she has held since March 2017. Ms. Gronski has been an employee of the Bank since 1998, with her previous roles including Vice President and Compensation and Benefits Officer from April 2013 to March 2017; and Assistant Vice President and Payroll/HRIS Administrator from June 2010 to March 2013. Ms. Gronski serves as the treasurer of the Scranton Civic Ballet Company and has served as a member of its Board since 2009.

Lisa L. Kinney

Ms. Lisa L. Kinney, 52, is Senior Vice President and Retail Lending Officer of the Bank, a position she has held since September 2008. Ms. Kinney has been an employee of the Bank since 1994, with her previous roles including Vice President and Indirect Lending Manager from January 2007 to September 2008; Vice President and Indirect Lending Officer from December 2005 to December 2006; and Assistant Cashier and Indirect Lending Officer from May 1998 to November 2005. Ms. Kinney is a member of the Federal Home Loan Bank of Pittsburgh Mortgage Partnership Finance Advisory Council. Ms. Kinney is also a Board Member of the Dunmore Lions Club and has served as Past-President.

Brian C. Mahlstedt

Mr. Brian C. Mahlstedt, 62, is Executive Vice President and Chief Lending Officer of the Bank, a position he has held since September 2013. Mr. Mahlstedt first joined the Bank in 1999 and served as Senior Vice President and Commercial Loan Officer until 2009. From 2011 to September 2013, when he rejoined the Bank, Mr. Mahlstedt was a Senior Vice President, Senior Commercial Loan Officer at Wayne Bank. Mr. Mahlstedt also served as Vice President, Senior Loan Officer at Pennstar Bank from 2009 to 2011.

William A. McGuigan, CPA

Mr. William A. McGuigan, CPA, 72, is Senior Vice President and Audit Officer of the Bank, a position he has held since June 2016. Previously, Mr. McGuigan was Audit Manager of the Bank from March 2012 to June 2016. Prior to joining the Bank, Mr. McGuigan was a partner in a local public accounting firm serving the Banking and Small Business sectors. He also spent 10 years leading corporate audit and accounting departments. Mr. McGuigan is a licensed Certified Public Accountant.

Stephanie A. Westington, CPA

Ms. Stephanie A. Westington, CPA, 56, is Senior Vice President and Chief Accounting Officer of the Bank, a position she has held since January 2022. Ms. Westington has been an employee of the Bank since July 2012, with her previous role as Senior Vice President and Controller until January 2022. Prior to joining the Bank, Ms. Westington was Director of Finance for Physicians Health Alliance, a physician’s group that was a member of the former Moses Taylor Health Care System, from March 2011 to July 2012. Ms. Westington is a licensed Certified Public Accountant and has previous banking experience from her time as Vice President of Finance at the former Community Bank and Trust Company from January 1998 to March 2011 and Assistant Vice President and Controller at the former LA Bank, N.A. from September 1990 to December 1997. Ms. Westington currently serves as Board Member and President of the Howard Gardner Multiple Intelligence Charter School.

FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 27

EXECUTIVE COMPENSATION

Overview
The series of tables that follow and accompanying narrative provide information about the compensation earned or paid in 2021 to FNCB’s named executive officers. At December 31, 2021, the following individuals were serving as our named executives:
•	Mr. Gerard A. Champi, the President and Chief Executive Officer and PEO of FNCB
•	Mr. James M. Bone, Jr., the Chief Financial Officer/Treasurer and PFO of FNCB
•	Mr. Brian C. Mahlstedt, Chief Lending Officer of the Bank
FNCB is committed to responsible compensation practices and strives to balance sound risk management with the need to attract, hire, motivate and retain executive team members who will maximize successful performance. FNCB intends to provide executives with a balanced mix of fixed and variable pay. The purpose of all incentive plans is to motivate, reward and reinforce performance and achievement of team and/or individual goals in support of FNCB’s strategic objectives for growth and profitability. They provide the opportunity for reward for meeting and exceeding established financial goals as well as recognition of individual achievements.
FNCB engages Herbein|Mosteller HR Solutions (“Herbein|Mosteller”) to provide consulting services on an ongoing basis, including recommendations for enhancements to FNCB’s overall executive compensation programs, as well as broad-based compensation matters and a variety of human resources topics. Herbein|Mosteller was chosen because of its expertise in the field of human resources, the financial services industry and its overall understanding of our organization. The Compensation Committee has evaluated the independence of Herbein|Mosteller and concluded that no conflict of interest exists.
The Compensation Committee makes, or has final approval authority regarding, all compensation decisions with respect to each of our executive officers in order to provide them with competitive compensation for their respective positions and to provide opportunities based upon their contributions to FNCB’s development and financial success in accordance with the overall design of FNCB’s compensation package.
Input from management, including the President and Chief Executive Officer and the Human Resources Officer, along with FNCB’s external consultants was critical for the Board of Directors and Compensation Committee in making informed and appropriate decisions regarding compensation for executive officers other than the President and Chief Executive Officer. The Compensation Committee has the sole responsibility for setting the compensation for our President and Chief Executive Officer. Each member of management excuses himself or herself from all Board and Compensation Committee discussions of that individual’s compensation. For 2021, input from management included:
•	Performance summaries for management team members and recommendations regarding compensation; and
•	Data and recommendations for changes necessary to ensure the continued market competitive nature of FNCB’s overall compensation package and/or the individual components of executive compensation.
28

EXECUTIVE COMPENSATION (CONT.)
The overall executive compensation philosophy and strategy and primary objective of the Board of Directors with respect to executive compensation at FNCB is to provide a total compensation package that meets the following interrelated goals:
•	To be balanced and competitive in the external market in a manner consistent with FNCB’s size and industry;
•	To correlate with FNCB’s strategic business plan;
•	To align the interests of executives with those of shareholders;
•	To drive superior performance and reward executives for achievement;
•
To enable FNCB to attract, motivate, develop and retain key executives whose experience, expertise and abilities will promote FNCB’s performance for the benefit of its shareholders without encouraging undue risk-taking that could materially threaten the safety and soundness of FNCB;

•	To achieve an appropriate mix of fixed and variable compensation;
•	To equally support annual and long-term financial and strategic performance objectives as well as the stability of the organization;
•	To ensure compliance with applicable regulations;
•	To deliver executive compensation in a manner that is prudent and cost-effective; and
•	To support the mission, vision, and values of FNCB.
The named executive officers receive base salaries and various types of incentives commensurate with their positions, responsibilities, and accomplishments. Specifically, FNCB has a formal Executive Incentive Plan (“EIP”) that links cash bonus awards to Bank-specific targets and individual performance factors. Under the terms of the EIP, each year the Board of Directors establishes the Bank-wide financial targets which are utilized to trigger funding of the EIP. Under the EIP, Mr. Champi is eligible for a bonus of 30.0% of his base salary at target levels and each of the other named executive officers is eligible for a bonus of 18.0% of his or her base salary at target levels. For 2021, the Board of Directors approved return on average assets (“ROAA”) and net income as the Bank-wide performance factors. Under the EIP, the Bank was required to meet both factors with ROAA weighted 60.0% and net income weighted 40.0%.
Based on its 2021 financial results, the Bank exceeded the budgetary targets for both performance factors, with ROAA of 1.36% being 117.2% of the target and net income of $21.2 million being 134.9% of the target.
Comparatively, for 2020, the Bank-wide performance factor was solely ROAA and the Bank’s 2020 ROAA of 1.09% was 111.2% of the budgetary target. For 2021, the Board of Directors added net income as a performance factor to better align the interests of our executives with those of our shareholders and FNCB’s Strategic Plan.
Based on the 2021 performance results, on January 26, 2022, the Board of Directors authorized cash bonus awards under the EIP to be paid in the first quarter of 2022.
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 29

(dollars in thousands)	Performance Criteria					Actual Performance
	Weighting	Threshold (95%)	Target (100%)	Stretch Target (120%)	Maximum (135%)	2021 Results	Performance Value
Performance factor:
Return on average assets (ROAA)	60%	1.10%	1.16%	1.39%	1.57%	1.36%	82.19%
					(117.2% of Target)
Net income	40%	$ 14,915	$ 15,700	$ 18,840	$ 21,195	$ 21,176	67.94%
					(134.9% of Target)
Performance values (payout factor)		50%	100%	140%	170%		150.13%
In determining the appropriate types and amounts of compensation for the President and Chief Executive Officer each year, the Compensation Committee evaluates both corporate and individual performance. The corporate factors include the financial performance of FNCB as a whole, including return on shareholders’ equity, return on assets, asset quality and trends in the foregoing measures, the performance of FNCB’s stock price, comparative results achieved by FNCB’s peer group institutions, and progress in realizing FNCB’s long-term strategic plan. The individual factors include initiation and implementation of successful business strategies, development of an effective management team and leadership qualities.
In determining the appropriate types and amounts of compensation for the named executive officers other than the President and Chief Executive Officer, the Compensation Committee takes into consideration the officer’s experience, expected personal performance and total compensation levels for comparable positions.
30

EXECUTIVE COMPENSATION (CONT.)
Summary Compensation Table
Shown below is information concerning the total compensation awarded to, earned by, or paid to each of the named executive officers for services rendered in all capacities to FNCB and the Bank for the fiscal years ended December 31, 2021 and 2020.
Name and Principal Position	Year	Salary	Stock Awards (1)	Non Equity Incentive Plan Awards (2)	Change in Pension Value and Non-qualified Deferred Compensation Earnings (3)	All Other Compensation	Total
Gerard A. Champi, President and Chief Executive Officer of FNCB and the Bank	2021	$369,214	$ 72,347	$ 164,750	$ 27,473	$ 186,002	$ 819,786
	2020	350,908	87,748	107,450	23,543	128,849	698,498
James M. Bone, Jr., Executive Vice President and Chief Financial Officer/Treasurer of FNCB and the Bank	2021	$ 258,363	$ 32,230	$ 69,500	$ 10,228	$ 88,149	$ 458,470
	2020	249,553	37,452	45,900	8,594	64,817	406,316
Brian C. Mahlstedt, Executive Vice President and Chief Lending Officer of the Bank	2021	$ 228,388	$ 28,906	$ 60,500	$ 7,286	$ 77,686	$ 402,766
	2020	221,158	33,203	40,700	5,888	57,586	358,535
(1)
The amounts listed represent the grant date fair market value of the shares computed in accordance with ASC Topic 718. Additional information about FNCB’s accounting for stock-based compensation is contained in Note 2 and Note 13 of FNCB’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2021.

(2)
The amounts listed represent the amounts earned by the named executive officers under FNCB’s Executive Incentive Plan for each fiscal year. Mr. Champi’s incentive award was paid on March 4, 2022. The incentive awards for Messrs. Bone and Mahlstedt were paid on February 18, 2022.

(3)	The amounts listed reflect on the earnings on the balances in the named executive officers non-qualified deferred compensation plan and supplemental retirement plan accounts.
The following table provides the detail for the amount presented under “All Other Compensation” paid to or earned by each of FNCB’s named executive officers for the 2021 fiscal year.
Benefits and Perquisites	Gerard A. Champi	James M. Bone, Jr.	Brian C. Mahlstedt
FNCB annual contributions to SERP	$35,000	$25,000	$ 20,000
FNCB performance-based contribution	129,750	44,500	40,500
FNCB contributions to 401 (k) Plan	10,150	9,497	8,676
Automobile allowance	3,536	3,431	3,140
Country club dues	7,335	5,515	5,370
Other	231	206	—
Total	$186,002	$ 88,149	$77,686
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 31

Outstanding Equity Awards at Fiscal Year End
The following table summarizes the equity awards FNCB has made to our 2021 named executive officers which were outstanding at December 31, 2021. All options were granted with an exercise or base price of 100% of market value as determined in accordance with the applicable plan. The number of shares subject to each award as well as the exercise and/or base price has been adjusted to reflect all stock dividends and stock splits effected after the date of such award but have not otherwise been modified.
	Outstanding Equity Awards at Fiscal Year End
	Option Awards			Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (1)	Market Value of Shares or Units of Stock that Have Not Vested ($) (2)
Gerard A. Champi, President and Chief Executive Officer	—	—	$ —		39,844	$ 368,159
James M. Bone, Jr., Executive Vice President and Chief Financial Officer	—	—	$ —		17,125	$158,235
Brian C. Mahlstedt, Executive Vice President and Chief Lending Officer	—	—	$ —		15,219	$ 140,624
(1)	Shares of restricted stock granted to all the named executive officers generally vest in five equal installments over a five-year period on May 15 of each year.
(2)	Based on the closing market value of FNCB’s common stock on December 31, 2021 of $9.24 per share, as reported on Nasdaq for the last trading day of the year.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes information, as of December 31, 2021, with respect to compensation plans under which equity securities of FNCB are authorized for issuance:
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	—	N/A	679,207
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	—	N/A	679,207
32

EXECUTIVE COMPENSATION (CONT.)
Employment Arrangements
FNCB and the Bank have entered into an Employment Agreement with Mr. Bone and the Bank has entered into Employment Agreements with Mr. Champi and Mr. Mahlstedt. Employment Agreements are commonly used by the banking industry and by FNCB’s peer group to retain key executives and define an overall compensation package that is aligned with shareholder interests. Below is a summary of each named executive officer’s Employment Agreement.
The provisions under the Employment Agreements include the named executive officer’s initial base salary, subject to annual review adjustments by the Compensation Committee and the Board. Each of the Employment Agreements also state that the named executive officer is eligible to participate in FNCB’s Executive Incentive Plan and Long-Term Incentive Plan according to the terms of those Plans. Each such Employment Agreement also states that each named executive officer will be provided with a Supplemental Retirement Plan. Each such Employment Agreement specifies that each named executive officer will be reimbursed for annual country club dues and use of a Bank provided automobile. Each named executive officer’s Employment Agreement has a term of three years, with consideration for an annual renewal of an additional three years on March 31st of each calendar year. Each named executive officer’s Employment Agreement includes a non-compete clause which will be in effect for twelve months after an involuntary separation by the Bank or after a Change of Control termination as defined in his Agreement.
Potential Payments upon Termination or Change in Control
In the event of a Change of Control during which his employment with the Bank is terminated “without cause” (as defined in the Employment Agreements), i) within 120 days immediately prior to and in conjunction with a Change in Control or within one year following consummation of a Change in Control or ii) the terms and conditions of his position are substantially altered as defined in the Employment Agreement, each named executive officer will receive a total severance payment equal to 2.99 years base salary at the highest rate in effect during the 12-month period immediately preceding his last day of employment plus the average Executive Incentive Plan cash award received over the last three preceding years. Each named executive officer will remain eligible to participate in the Bank’s medical benefits program while receiving severance.
In the event that the named executive officer is released “without cause” while the Employment Agreement is in effect, he will receive a total severance payment equal to 2.99 years base salary at the highest rate in effect during the 12-month period immediately preceding his last day of employment plus the average cash award paid to him over the last three preceding years from the Executive Incentive Plan.
Each named executive officer will remain eligible to participate in the Bank’s medical benefits program while receiving severance from either involuntary separation not for cause or because of a Change of Control (as defined in the Employment Agreements).
Each named executive officer’s Employment Agreement would terminate upon his death except that any remaining separation payments due to the named executive officer as a result of a change of control or involuntary separation not for cause will be paid to the named executive officer’s beneficiary.
Notwithstanding any other provisions of the LTIP, and except as otherwise provided in an award agreement, if there is a change in control, all stock-based awards granted under the LTIP will immediately vest 100% for each Participant, including incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units. However, no stock-based award granted or made during a period when FNCB is subject to FDIC Part 359 golden parachute requirements will be subject to acceleration of vesting pursuant to the LTIP. In addition, no stock-based awards, whenever granted or made, will vest if the Change in Control occurs during a period when FNCB is subject to FDIC Part 359.
The foregoing narrative regarding payments on a change in control or other termination of employment does not reflect payments that would be provided to each named executive officer under the 401(k) Plan
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 33

following termination of employment, or under FNCB’s disability or life insurance plan in the event of death or disability, as applicable, on the last business day of the fiscal year ended December 31, 2021 because these plans are generally available to all regular salaried employees.
Inter-Relationship of Elements of Total Compensation and Outcome of 2021 Say-on-Pay Vote
FNCB’s executive compensation philosophy and strategy is intended to be competitive in the marketplace to reward executives for strong performance through multiple compensation vehicles. All the components are balanced, integrated, and designed to provide a total compensation environment which will enhance the executives’ relationship with FNCB and support the growth of overall shareholder value.
The various elements of the total compensation package are subtly interrelated but are intended to focus the executive on both short-term and long-term performance of FNCB. While there is not a direct relationship between components, if in a given year the Board of Directors or Compensation Committee decides, for purposeful reasons, to “overweight” one component of total compensation (as compared to the market) they may “underweight” another so that total compensation remains competitive.
FNCB provides its shareholders with the opportunity to cast an annual advisory vote on executive compensation, commonly referred to as a say-on-pay vote. At FNCB’s Annual Meeting of Shareholders held in May 2021, approximately 95.6% of the votes cast on the say-on-pay proposal at the meeting were voted in favor of our executive compensation program. The Compensation Committee believes this vote affirms the shareholders’ support of FNCB’s approach to executive compensation; however, the Compensation Committee will continue to oversee the executive compensation programs consistent with objectives set forth herein and consider the outcome of FNCB’s future say-on-pay votes, regulatory changes and best practices in the industry when making future compensation decisions for the named executive officers.
34

PROPOSAL 2

ADVISORY VOTE ON COMPENSATION OF FNCB’S NAMED EXECUTIVE OFFICERS
Pursuant to SEC rules, our Board annually asks our shareholders to vote in favor of an advisory proposal to approve the compensation of its named executive officers, as disclosed under the heading “Executive Compensation” in the Compensation Discussion and Analysis, the compensation tables, and any related material contained in this Proxy Statement.
This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to endorse or not endorse FNCB’s executive pay program and policies through a non-binding advisory vote on the following resolution:
“Resolved, that the Shareholders approve the compensation of FNCB’s named executive officers, as disclosed under the heading “Executive Compensation,” the compensation tables and any related material contained in this Proxy Statement.”
The vote on this proposal is advisory and non-binding. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
FNCB’s BOARD OF DIRECTORS RECOMMEND A VOTE FOR THIS PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE NAMED EXECUTIVE OFFICERS’ COMPENSATION AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE DISCLOSURES UNDER THE HEADING “EXECUTIVE COMPENSATION,” THE COMPENSATION TABLES, AND ANY RELATED INFORMATION CONTAINED IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF PROPOSAL 2 UNLESS SHAREHOLDERS SPECIFY OTHERWISE.

FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 35

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FNCB and the Bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of FNCB and the Bank and their affiliates on comparable terms and with similar interest rates as those prevailing from time to time for other customers not related to FNCB or the Bank. FNCB’s Code of Business Conduct and Ethics applies to all directors, officers, and employees of FNCB and provides guidelines for those covered persons who may have a potential or apparent conflict of interest. Pursuant to the Code, a “conflict of interest” exists any time a covered person’s private interest interferes/conflicts, or even appears to interfere/conflict, in any way with the interests of FNCB and the Bank. Under the Code, if a conflict of interest arises, the Board must act with care to avoid even the appearance that any actions were not in the best interest of FNCB and the Bank.
Board of Directors’ approval is required for FNCB to do business with a company in which a member of the Board of Directors, an officer, an employee or a family member of a director, officer or employee owns, directly or indirectly, an interest. To identify related party transactions, each year, FNCB submits and requires its directors and officers to complete Director and Officer Questionnaires identifying any transaction with FNCB or any of its subsidiaries in which the officer or director or their family members have an interest. The Board of Directors reviews related party transactions due to the potential for a conflict of interest. Each year, FNCB’s directors and executive officers also review our Code.
Additionally, FNCB has further obligations for the review and approval of loans that are made to directors and officers pursuant to Regulation O (Loans to Executive Officers, Directors and Principal Shareholders of Member Banks) and FNCB’s written Loan Policy. Any business dealing, including extensions of credit, between FNCB or the Bank and a director or officer of FNCB or the Bank, or with an affiliate of a director or officer, other than a deposit, trust service or other product or service provided by a bank in the ordinary course of business, is required to be approved by a majority of disinterested directors. In considering a proposed insider transaction, the disinterested directors are to reasonably determine whether the transaction would be in the best interest of FNCB or the Bank and whether the terms and conditions, including price, are substantially the same as those prevailing at the time for comparable transactions with non-insiders. The responsibility for monitoring compliance with Regulation O rests with the Bank’s Credit Administration Unit and Internal Auditor as required by the Bank’s Loan Policy.
There were no loan transactions originated during 2021 which were required to be reported where such policy and procedures were not followed. Loans to directors, executive officers and their related parties (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to FNCB or Bank and (iii) did not involve more than the normal risk of collection or present other unfavorable features.
In the course of its operations, FNCB acquires goods and services from and transacts business with various companies of related parties. FNCB believes these transactions were made on the same terms as those for comparable transactions with unaffiliated parties. FNCB recorded aggregate payments for these services of $2.0 million in 2021 and $2.0 million in 2020. None of these transactions exceeded $120 thousand, except as described below.
Louis A. DeNaples’ son-in-law and brother-in-law to Louis A. DeNaples, Jr. is a principal owner of an insurance agency that writes insurance for FNCB. The total amount paid by FNCB for insurance premiums was approximately $453 thousand in 2021 and $584 thousand in 2020. Mr. DeNaples’ son-in-law acts as an agent and derives a commission on the placement of insurance coverage. These services were awarded based on the results of a competitive bidding process.
John P. Moses, Esquire served on the Board of Directors, for Highmark, Inc. until July 1, 2021. Highmark, Inc. provides health insurance to FNCB employees. The total amount paid in claims by FNCB for such services was $1.3 million in 2021 and $1.1 million in 2020. Mr. Moses does not have any ownership or profit-sharing interest in Highmark, Inc.
36

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
As discussed in the Audit Committee Report in this proxy statement, Baker Tilly US, LLP (formerly known as Baker Tilly Virchow Krause, LLP) (“Baker Tilly”), an independent registered public accounting firm, audited the consolidated financial statements of FNCB for the year ended December 31, 2021.
FNCB is asking the shareholders to ratify the Audit Committee’s appointment of Baker Tilly as FNCB’s independent registered public accounting firm for the fiscal year ending December 31, 2022. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in FNCB’s and its shareholders’ best interests.
A representative of Baker Tilly is expected to be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions.
REQUIRED VOTE
The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting.
FNCB’S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO RATIFY THE APPOINTMENT OF BAKER TILLY US, LLP AS FNCB’S INDEPENDENT REGISTERED PUBLIC ACCOUNT FIRM FOR THE YEAR ENDED DECEMBER 31, 2022. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF PROPOSAL 3 UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 37

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
The following table sets forth the aggregate fees billed to FNCB by Baker Tilly for services rendered for the fiscal years ended December 31, 2021 and 2020.
Description	2021	2020
Audit fees (1)	$ 271,801	$ 242,270
Audit-related fees	—	—
Tax fees	27,775	27,775
All other fees	—	—
(1)
Audit fees include fees billed for professional services rendered for the audit of annual financial statements and review of financial statements included in FNCB’s reports on Form 10-K and Form 10-Q and for services normally provided in connection with statutory and regulatory filings.

(2)	Tax fees include fees billed for tax advisory services.
The Audit Committee has considered whether, and determined that, the provision of services rendered above was compatible with maintaining the independence of Baker Tilly in 2021 and 2020 as the independent registered public accounting firm. The Audit Committee concluded that the independence of the firm was maintained.
Pursuant to the Audit Committee Charter, FNCB is required to obtain pre-approval by the Audit Committee for all audit and permissible non-audit services obtained from its independent registered public accounting firm to the extent required by applicable law. In accordance with this pre-approval policy, the Audit Committee pre-approved all audit and tax services for fiscal years 2021 and 2020.
38

OTHER MATTERS

The Board of Directors knows of no other business which will be presented for consideration at the meeting other than as stated in the Notice of Meeting. However, if other matters properly come before the meeting, the shares of common stock represented by the signed proxies will be voted in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.
ADDITIONAL INFORMATION
A copy of FNCB’s annual report to shareholders for its fiscal year ended December 31, 2021, was mailed on April 4, 2022. Any shareholder may obtain additional copies of FNCB’s Annual Report on Form 10-K for the year ended December 31, 2021, including the financial statements and related schedules and exhibits, required to be filed with the SEC, without charge, from FNCB’s website at investors.fncb.com or via email to corporatesecretary@fncb.com. This information may also be obtained by submitting a written request to Joseph Coccia, Secretary, at FNCB’s principal executive offices located at 102 East Drinker Street, Dunmore, Pennsylvania 18512.
In accordance with SEC Rule 14a-3(e)(1), FNCB delivers only one annual report and proxy statement to multiple shareholders sharing an address unless FNCB receives contrary instructions from one or more of the shareholders. This method of delivery is known as “householding.” Upon written or oral request, FNCB will promptly deliver a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Further, shareholders can notify FNCB by writing or calling Joseph Coccia, Secretary of FNCB Bancorp, Inc., at 102 E. Drinker Street, Dunmore, PA 18512 or (570) 346-7667 and inform FNCB that the shareholder wishes to receive a separate copy of an annual report or proxy statement in the future. In addition, if you are receiving multiple copies of FNCB’s annual report or proxy statement, you may request that we deliver only a single copy of annual reports or proxy statements by notifying us at the above address or telephone number.
By Order of the Board of Directors,

Louis A. DeNaples,
Chairman of the Board
April 4, 2022
FNCB Bancorp, Inc. Notice of 2022 Annual Meeting and Proxy Statement 39

FNCB BANCORP, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 117017

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 10, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

DURING THE MEETING - Go to www.virtualshareholdermeeting.com/FNCB2022
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 10, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D75912-P66088

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FNCB BANCORP, INC.

The Board of Directors recommends you vote FOR all the nominees listed in proposal 1:

	For All	Withhold All	For All Except
1. To elect three (3) directors to the Board of Directors for terms expiring in 2025 and until their successors are elected;	☐	☐	☐

Nominees for Class C Director Whose Term Will Expire in 2025

01) Joseph Coccia
02) Joseph L. DeNaples, Esquire
03) John P. Moses, Esquire

Instructions: To withhold authority to vote for any individual nominee(s), mark **"For All Except"** and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR Proposal 2:

	For	Against	Abstain
2. To hold an advisory vote on the compensation of FNCB's named executive officers, referred to as "Say-on-Pay";	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 3:

4. In their discretion, the proxyholders are authorized to vote upon such other business properly presented at the Annual Meeting and any adjournment or postponement of the meeting thereof.

	Yes
Please "X" here if you plan to attend the Annual Meeting	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D75913-P66088

FNCB BANCORP, INC.
Annual Meeting of Shareholders
May 11, 2022 9:00 AM EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) James M. Bone, Jr., Mary G. Cummings, and Stephanie A. Westington, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FNCB BANCORP, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM EDT on May 11, 2022, at www.virtualshareholdermeeting.com/FNCB2022 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side